SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14 (a) OF THE
SECURITIES EXCHANGE ACT OF 193 4

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Check the appropriate box:

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[  ] Confidential, for Use of the Commission Only (as permitted by Rule14a 6(e)(2))

NATIONAL SCIENTIFIC CORPORATION

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NATIONAL SCIENTIFIC CORPORATION

4455 EAST CAMELBACK ROAD, SUITE E-160

PHOENIX, ARIZONA 85018

NOTICE OF ANNUAL MEETING

To the Shareholders of National Scientific Corporation:

Notice is hereby given that the annual meeting of shareholders of National Scientific Corporation (NSC) will be held Tuesday, February 14, 2001 at the Wells Fargo Conference Center, 100 W. Washington, Phoenix, Arizona 85003 at 10:00 a.m. for the following purposes:

1.	To elect five members of the Board of Directors for the ensuing year and until their successors are elected.

2.	To approve the National Scientific Corporation Amended and Restated 2000 Stock Option Plan.

3.	To approve an amendment to NSC’s Articles of Incorporation to increase the number of authorized shares of common stock, $.01 par value (“Common Shares”) from 80,000,000 to 120,000,000.

4.	To approve an amendment to NSC’s Articles of Incorporation to provide that any action required under the Texas Business Corporation Act to be authorized by the affirmative vote of the holders of any specified portion of the shares of NSC will require the approval of a majority of the shares of NSC entitled to vote on that matter.

5.	To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on January 2, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.

A copy of NSC’s Annual Report to Shareholders is included with this mailing, which is being first made on approximately the date shown below.

By Order of the Board of Directors
Sam H. Carr, Secretary

Dated: January 8, 2001

IF YOU ARE UNABLE TO ATTEND THE MEETING, YOU ARE URGED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE POSTAGE-PAID ENVELOPE ENCLOSED HEREWITH FOR YOUR CONVENIENCE

PROXY STATEMENT

             The annual meeting of shareholders of National Scientific Corporation (NSC), will be held Tuesday, February 14, 2001 at the Wells Fargo Conference Center, 100 W. Washington St., Phoenix, Arizona 85003 for the purposes set forth in the Notice of Annual Meeting. The accompanying form of proxy for use at the Meeting and any adjournments thereof is solicited by the Board of Directors of NSC and may be revoked by written notice to the Secretary of NSC at any time prior to its exercise, by voting in person at the Meeting or by giving a later dated proxy at any time before voting. Shares represented by a proxy will be voted for the election of the nominees for directors named and for the other proposals described in this Proxy Statement. Abstentions and broker non-votes will be counted as present or represented at the Meeting for purposes determining whether a quorum exists. Abstentions and broker non -votes with respect to any matter brought to a vote at the Meeting will be treated as shares present, but not voted for purposes of determining whether requisite vote has been obtained. This Proxy Statement and the accompanying form of proxy are being mailed to shareholders commencing on or about January 2, 2001.

             All expenses in connection with the solicitation of this proxy will be paid by NSC, including the charges and expenses of brokerage firms and others for forwarding solicitation materials to beneficial owners. In addition to solicitation by mail, officers, directors and regular employees of NSC who will receive no extra compensation for their services may solicit proxies by telephone, fax, e-mail or personal calls. Additionally, NSC has retained Regan & Associates, Inc. to solicit proxies for a fee of $18,500. Employees of Regan & Associates, Inc. may solicit proxies by telephone, fax, e-mail or personal calls.

             The Board of Directors knows of no other matters that may be brought before the Meeting. However, if any other matters are properly brought before the Meeting, persons named in the enclosed proxy or their substitutes will vote in accordance with their best judgment on such matters.

VOTING SECURITIES AND PRINCIPAL HOLDERS

             Only the holders of NSC Common Shares whose names appear of record on NSC’s books at the close of business on January 2, 2001 (“ Record Date”) will be entitled to vote at the Meeting. At the close of business on the Record Date, NSC had 48,250,318 Common Shares (NSC’s only voting securities) outstanding and entitled to vote. Each Common Share entitles the holder thereof to one vote upon each matter to be voted upon.

QUORUM AND VOTING

             The presence at the Meeting, in person or by proxy, of the holders of a majority of the Common Shares issued and outstanding and entitled to vote will be necessary and sufficient to constitute a quorum to transact business. Each Common Share represented at the Meeting in person or by proxy will be counted toward a quorum. In deciding all questions and other matters, a holder of Common Share on the Record Date shall be entitled to cast one vote for each Common Share registered in his or her name. Abstentions and broker non-votes will not be counted in the election of directors, the proposals to amend the Articles of Incorporation or the proposal to approve the Amended and Restated 2000 Stock Option Plan (the “2000 Plan”).

             The following table sets forth, as of the Record Date for the Meeting, certain information with respect to beneficial share ownership by the directors and nominees individually, by all officers and directors as a group and by all persons known to management to own more than five percent (5%) of NSC’s outstanding Common Shares. Except as otherwise indicated, the shareholders listed have sole investment and voting power with respect to their shares.

Name of Beneficial Owner	Number of Common Shares Beneficially Owned		Percent of Outstanding Shares

Lou L. Ross	3,455,040	(1)	7.1%
Majid Hashemi, Ph.D.	1,425,000		3.0%
Michael A. Grollman	600,000	(2)	1.2%
Sam H. Carr	600,000	(3)	1.2%
Richard C. Kim Ph.D.	20,000		*
All officers and directors as a group (5 persons)	6,100,040		12.6%

______________

(1)	Includes 1,000,000 shares held by Mr. Ross’ wife

(2)	Includes 500,000 shares underlying stock options currently exercisable

(3)	Includes 600,000 shares underlying stock options currently exercisable

*	Indicates less than 1%

ELECTION OF DIRECTORS

             The Board of Directors of NSC (the “Board”) has recommended the number of directors to be elected for the coming year be set at five. The Board recommends that the shareholders elect the nominees named below as directors of NSC for the ensuing year and until their successors are elected and have qualified. The persons named in the enclosed form of proxy intend to vote for the election of the five nominees listed below. Mr. Ross is currently the Chairman of the Board, and Dr. Kim, Mr. Grollman, Mr. Martin and Mr. Carr also currently serve as directors. Each nominee has indicated a willingness to serve, but in the event any one or more of such nominees for any reason should not be available as a candidate for director, votes cast will be cast pursuant to authority granted by the enclosed proxy for such other candidate or candidates as may be nominated by management. The Bo ard knows of no reason to anticipate that any of the nominees will not be a candidate at the Meeting.

Name	Current Position With NSC	Age
Lou L. Ross	CEO and Chairman of the Board	71
Richard C. Kim	Director	42
Michael A. Grollman	Chief Operating Officer, Director	39
Sam H. Carr	CFO, Secretary, Director	44
Charles E. Martin	Director Nominee	41

Lou L. Ross

             Mr. Ross has over 35 years of experience in the manufacture and sale of electronic components for various Fortune 500 companies including Lockheed Aircraft, Fairchild Camera and Instrument Co. and Intel Corporation. At Fairchild Camera and Instrument Co., he was General Manager of the Digital Instrument Division. At Lockheed Aircraft, he was Manager of Electronic Planning. As President and CEO of Intel Corporation (Malaysia), he established that company’s first offshore manufacturing operation in Penang, along with another facility in Manila. Mr. Ross was a founder and Executive Vice President for Advance Semiconductor Engineering in the Far East and established manufacturing facilities for what is considered one of the most advanced semiconductor assembly houses in the world. He has established other major manufacturing facilities, from start up to full production, in such locations as Mal aysia, Singapore and Taiwan. Since December 1998, Mr. Ross has served as the Chairman of the Board of National Scientific Corporation, and devoted significant time toward the coordination of its proprietary technologies and overseeing infrastructure development. For approximately three years prior to December 1998, Mr. Ross served as a member of the Board and an independent consultant to two high technology companies, Intercell Corporation and Intercell Technologies, Inc.

Richard C. Kim, Ph.D.

             Richard Kim, Ph.D. was the founder and has been the President of OHost Corporation since September 1999. He is also currently a Director and CEO of its parent, KoreaStation Corporation. From 1994 to 1999, he was Executive Vice President of Engineering (and Interim President) of Technical Systems Integrators, Inc. (“TSI”). As a founder of TSI, he was responsible for all technologies and products developed by TSI including laser marking systems, vision inspection systems and various automated part-handling systems.

             From 1991 to 1994, Dr. Kim was a Director of Research and Development at General Scientific Corp. He was responsible for the research and development of optical, electro-optical and instrumentation technology. Dr. Kim has also held key positions as the applied holography group leader for Physical Optics Corporation, 1990-1991; as a technical staff member for Rockwell International’ s Advanced Optical Systems Department, 1998-1990; as a technical founder of CyberOptics Corporation, 1984-1988. At CyberOptics, Dr. Kim developed laser range sensors and systems for 3-D vision, non-contact metrology and profiling applications for semiconductor and electronics manufacturing. Prior to being a founding principal of CyberOptics, he began his distinguished career with the Ampex Corporation in 1981. Dr. Kim received his Bachelor of Science degree in Electrical Engineering and Computer Science from the University of California at Berkley, and his Master of Science Electrical Engineering and Doctorate degrees from the University of Minnesota.

Michael A. Grollman

             Mr. Grollman has served as NSC’s Chief Operating Officer since December 1, 2000 and as a Director of NSC since December  1, 2000. Mr. Grollman has over fifteen years of management experience in technology development and sales for firms that range in revenue from $9 million a year to over $6 billion a year. From November 1997 to September 2000, Mr. Grollman worked as a Regional Manager for MicroAge, Inc. in Phoenix, Arizona. From January 1995 until November 1997, he worked as a Regional Director with MTS of Tempe, a Chief Technology Advisor and Executive Vice President with AIS of Scottsdale, and a General Manager and Area Vice President with Margre, Inc. of Portland (Oregon). In each of these positions, Mr. Grollman handled strategy, P&L management, new business development, and oversight of numerous engineering teams across wide geographies, both inside an d outside the continental United States. Mr. Grollman holds a BS degree in Chemistry from the State University of New York, and will complete his MBA at Arizona State University over the next 12 months.

Sam H. Carr

             Mr. Carr has served as NSC’s Chief Financial Officer and Secretary since December 1, 2000 and as a Director of the Company since December 1, 2000. Mr. Carr most recently served as Chief Financial Officer of e-dentist.com (“EDT”), formerly Pentegra Dental Group, Inc. from September 1997 until August 2000. He also served as a member of the Board of Directors of e-dentist.com from April 1998 until August 2000. As a co-founder of EDT, he was an essential part of the difficult but successful Initial Public Offering of EDT in March 1998. From August 1996 until September 1997, Mr. Carr served as the Chief Financial Officer of Ankle and Foot Centers of America, LLC, a podiatry practice management company. Mr. Carr worked with Arthur Andersen for the first 12 years of his professional career in the audit division. In 1990, Mr. Carr became the Chief Financ ial Officer for a large hospital in Santa Fe, New Mexico, then served as the Chief Financial Officer of a Columbia/HCA hospital located in Houston. He then returned to Arthur Andersen in 1994 where he headed the Houston Office Healthcare Consulting practice. Mr. Carr holds an executive MBA from the University of New Mexico and a BBA in Accounting from the University of Texas at Austin. Mr. Carr is a Certified Public Accountant.

Charles E. Martin

             Charles E. Martin is a co-founder of Kinetic Thinking and has been President since its inception in November 1999. Mr. Martin specializes in eBusiness strategy development, business process enablement through technology and cross-functional business integration. Prior to founding Kinetic Thinking, Mr. Martin served as Chief Information Officer for MicroAge, Inc. from July 1997 until November 1999. He also held the position of Vice President of Professional Services in ECadvantage, MicroAge’s electronic commerce subsidiary. Before MicroAge, Mr. Martin was employed by Solutions Consulting from July 1996 until July 1997, Ernst & Young, LLP from February 1995 until July 1996 and Digital Equipment Corporation for the two years prior. His experience crosses the breadth of the computing electronics channel from semi-conductor manufacturing to client systems integration. His focus has been on electronic commerce, order management, material and manufacturing planning, data warehousing & financial planning systems. Mr. Martin earned his Bachelors degree in Accounting at Arizona State University and served in the US Navy Submarine Service.

Vote Required

             In order to be elected a director, a nominee must receive the affirmative vote of the holders of a majority of the Common Share present in person or by proxy at the Meeting.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH NOMINEE FOR THE BOARD OF DIRECTORS.

Meetings; Committees of the Board of Directors

             The business of NSC is managed under the direction of the Board. The Board meets on a regularly scheduled basis to review significant developments affecting NSC and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meeting. The Board met fifteen (15) times during fiscal 2000 and did not act by unanimous consent in lieu of any meetings.

             At September 30, 2000 there were no committees of the Board. In December 2000, the audit committee (the “Audit Committee”) was appointed, whose membership now consists of Dr. Richard C. Kim, Mr. Charles E. Martin and Mr. Michael A. Grollman. NSC believes that Dr. Kim and Mr. Martin are “independent” as that term is used in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange Listing Standards, but that Mr. Grollman is not “independent” as that term is used in those standards.

             Currently, the Audit Committee does not have a charter. NSC anticipates that the Audit Committee will review and discuss with NSC’s management and independent auditors NSC’s audited financial statements at and for the year ended September 30, 2001. However, the Audit Committee was appointed following the completion of the audit of NSC’s financial statements at and for the year ended September 30, 2000 (the “2000 Financial Statements”). Therefore, the Audit Committee has not reviewed and discussed the 2000 Financial Statements with management or NSC’s independent accountants or received the written disclosures and the letter from independent accountants required by Independence Standards Board No. 1 or discussed with NSC’s independent accountants the independent accountants’ independence.

** 1    Directors of NSC who are not employees of NSC are compensated at a rate of $2,000 per month and $100 per Board meeting. In addition, Board members are granted 5,000 restricted Common Shares upon their election to the Board, and are to receive an additional 5,000 options, which vest in 12 months from the date of grant, to purchase Common Shares at the current market value in NSC at the end of each complete year serving as a Director. The options granted under the 2000 Plan to directors who are not employees of the Company are intended to be “nonqualified options” under the Internal Revenue Code of 1986, as amended (the “Code”).

** 2    These standards of Board compensation were formally established in December, 2000. Prior to this formal policy, 20,000 restricted Common Shares were issued by NSC to Dr. Richard Kim in consideration of his services as a Director of NSC. Dr. Kim’s compensation for service as a Director will follow the policy guidelines described above prospectively.

EXECUTIVE COMPENSATION

             The following table lists the total compensation for NSC’s Chief Executive Officer and Corporate Secretary, and each other executive officer whose total salary and non-cash compensation exceeded $100,000 for fiscal 2000, 1999 and 1998.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Base Compensation ($)	Bonus ($)	Other Annual Compensation ($)

Lou L. Ross, CEO, Chairman of the Board	2000	110,591	0	0
	1999	14,600	0	0
	1998	2,500	0	0

Majid Hashemi, President	2000	238,500	0	4,847,265	(1)

Vernon M. Traylor	2000	117,591	0	36,000	(1)
	1999	68,700	0	240,000	(1)
	1998	22,500	0	55,000	(1)

______________

(1)	Restricted Common Shares valued at fifty percent of the closing sales price for the Common Shares on the date of issuance, issued in lieu of cash compensation.

COMPENSATION/EMPLOYMENT AGREEMENTS

             Throughout fiscal 2000, Mr. Ross was engaged as an independent contractor. Mr. Ross is party to a contract with NSC that includes compensation of $9,500 per month, subject to cash availability. In addition, in connection with an equity transaction involving Mr. Ross and his spouse in September 1999, the Board provided for Mr. Ross to receive 4% of gross revenues of NSC. Effective December 1, 2000, Mr. Ross became an employee of NSC. NSC is in the process of negotiating the terms of an employment agreement with Mr. Ross.

             Dr. Hashemi was appointed President of NSC on September 1, 2000. Effective that date, Dr. Hashemi was contracted as an independent contractor to receive annual base compensation of $240,000, plus $12,000 annually to assist in the purchase of health insurance and other benefits. On September 1, 2000, he was paid $100,000 as an initial payment for contracting with NSC. In addition, he received 1.0 million restricted Common Shares on September 1, 2000. His contract also calls for three additional grants of Common Shares of 250,000 each on December 1, 2000, February 1, 2001 and April 1,  2001. The contract is a one year contract with automatic renewals for one year unless either party chooses to terminate the contract. The stock issued and to be issued to Dr. Hashemi is to be returned to NSC should his contract be terminated by either party for a ny reason other than death on or before January 1, 2003. Effective December 1, 2000, Dr. Hashemi became an employee of NSC under a one year, self-renewing employment agreement. His employment agreement contains the same terms as the previous contractor agreement, including a base annual salary of $252,000, the continuation of the stock awards, and the provision requiring return of the shares should his employment be terminated by either party for any reason other than death prior to January 1, 2003. In the event that NSC terminates Dr. Hashemi’s employment following a change in control or a sale of substantially all the assets of NSC, Dr. Hashemi is to receive one hundred fifty percent (150%) of the then current year’s annual salary.

             Mr. Traylor served as an independent contractor for NSC until August 1, 2000. The terms of his agreement included a base compensation of $8,500 per month. Mr. Traylor is no longer affiliated with NSC.

             Mr. Grollman served NSC as an independent contractor from October 7, 2000 until November 30, 2000. He was paid $15,000 monthly for his services. Effective December 1, 2000 Mr. Grollman was employed under a one year contract to serve as NSC’s Chief Operating Officer. The contract automatically renews for additional one-year terms unless either party chooses to terminate. Mr. Grollman’s contract calls for an annual gross salary of One Hundred Eighty Thousand Dollars ($180,000.00), payable semi-monthly. Also in accordance with the contract, on December 1, 2000, NSC granted Mr. Grollman 100,000 restricted Common Shares. Also on December 1, 2000, NSC granted Mr. Grollman 500,000 fully vested options to purchase Common Shares at the closing sales price of the Common Shares on December 1, 2000. Additional option grants are included in Mr. Grollman’s employment contract for each whole dollar amount increase in the market value of NSC’s Common Shares. The whole dollar amount increase is measured over a moving two-week average. For each whole dollar amount attained between $1 and $15 inclusive, Mr. Grollman will receive 75,000 options at the whole dollar amount option price. Mr. Grollman is also entitled to additional options at various but declining levels for increases in stock value up to $50 per Common Share. In the event of a change in control or sale of substantially all the assets of NSC, the employment agreement between Mr. Grollman and NSC automatically terminates, and Mr. Grollman is to receive one hundred fifty percent (150%) of the then current year’s annual salary.

             Mr. Carr served NSC as an independent contractor from October 15, 2000 until November 30, 2000. He was paid $13,750 monthly for his services. Effective December 1, 2000 Mr. Carr was employed under a one year contract to serve as NSC’s Chief Financial Officer. The contract automatically renews for additional one-year terms unless either party chooses to terminate. Mr. Carr’s contract calls for an annual gross salary of one hundred sixty five thousand dollars ($165,000.00), payable semi-monthly. Also in accordance with the contract, on December 1, 2000, NSC granted Mr. Carr 100,000 vested options to purchase Common Shares at a price equal to twenty five percent (25%) of the closing price per share on December 1, 2000. Also on December 1, 2000, NSC granted Mr. Carr 500,000 fully vested options to purchase Common Shares at the closing sales pri ce of the shares on December 1, 2000. Additional option grants are included in Mr. Carr’s employment contract for each whole dollar amount increase in the market value of NSC’s Common Shares. The whole dollar amount increase is measured over a moving two-week average. For each whole dollar amount attained between $1 and $15 inclusive, Mr. Carr will receive 75,000 options at the whole dollar amount option price. Mr. Carr is also entitled to additional options at various but declining levels for increases in stock value up to $50 per Common Share. In the event of a change in control or sale of substantially all the assets of NSC, the employment agreement between Mr. Carr and NSC automatically terminates, and Mr. Carr is to receive one hundred fifty percent (150%) of the then current year’s annual salary.

PROPOSAL 2 — APPROVAL OF THE NATIONAL SCIENTIFIC CORPORATION AMENDED AND RESTATED 2000 STOCK OPTION PLAN

             The Board proposes that the shareholders of NSC approve the 2000 Plan. The 2000 Plan was adopted by the Board on December 1, 2000. The 2000 Plan terminates on December 1, 2010 unless previously terminated by the Board. The 2000 Plan is being implemented to encourage ownership of Common Shares by certain officers, directors, employees and advisors of NSC or its subsidiaries. The 2000 Plan also provides additional incentive for eligible persons to promote the success of the business of NSC or its subsidiaries, and to encourage them to remain in the employ of NSC or its subsidiaries by providing such persons an opportunity to benefit from any appreciation of the Common Shares through the issuance of stock options in accordance with the terms of the 2000 Plan.

             Eligible participants in the 2000 Plan include full time employees, of NSC and its subsidiaries, as well as directors and advisors of NSC and its subsidiaries. Options granted under the 2000 Plan are intended to qualify as “incentive stock options” pursuant to the provisions of Section 422 of the Code or options which do not constitute incentive stock options (“nonqualified options”) as determined by NSC’s Compensation Committee (the “Committee”) or the Board.

             The Board is of the opinion that it would be in the best interest of NSC to reserve for issuance under the 2000 Plan not less than 7,000,000 Common Shares to provide adequate Common Shares for issuance to qualified individuals under the 2000 Plan, and to encourage such individuals to remain in the service of NSC in order to promote its business and growth strategy. NSC may also utilize the granting of options under the 2000 Plan to attract qualified individuals to become employees and non-employee directors of NSC, as well as to ensure the retention of management of any acquired business operations. The maximum aggregate number of Common Shares which may be issued under the 2000 Plan shall initially be 7,000,000 shares, which amount may, at the discretion of the Board, be increased from time to time to a number not to exceed 15% of the number of shares of Common Stock outstanding from time to time .

Summary of 2000 Plan

             The following is a summary of certain of the provisions of the 2000 Plan. The full text of the 2000 Plan is set forth as Exhibit A to this Proxy Statement.

Administration

             The 2000 Plan will be administered, in the discretion of the Board, by the Committee or the entire Board. Under the terms of the 2000 Plan, the Committee shall consist of not less than two members of the Board who are appointed by the Board, and are nonemployee directors. The Board has the power from time to time to add or substitute members of the Committee and to fill vacancies, however caused.

             The Committee or the Board, as applicable, has the authority to interpret the 2000 Plan, to determine the persons to whom, and the basis upon which, options will be granted, the exercise price, duration, and other terms of the options to be granted, subject to the authority of the entire Board and specific provisions contained in the 2000 Plan.

Eligibility

             Nonqualified Options. Nonqualified options may be granted only to officers, directors (including non-employee directors of NSC or a subsidiary), employees and advisors of NSC or a subsidiary who, in the judgment of the Committee, are responsible for the management or success of NSC or a subsidiary and who, at the time of the granting of the nonqualified options, are either officers, directors, employees or advisors of NSC or a subsidiary.

             Incentive Options. Incentive stock options may be granted only to employees of NSC or a subsidiary who, in the judgment of the Committee or the Board, are responsible for the management or success of NSC or a subsidiary and who, at the time of the granting of the incentive stock option, are either an employee of NSC or a subsidiary. No incentive stock option may be granted under the 2000 Plan to any individual who would, immediately before the grant of such incentive stock option, directly or indirectly, own more than ten percent (10%) of the total combined voting power of all classes of stock of NSC unless (i) such incentive stock option is granted at an option price not less than one hundred ten percent (110%) of the fair market value of the shares on the date the incentive stock option is granted and (ii) such incentive stock option expires on a date not later than five years from the date the i ncentive stock option is granted.

Option Price

             The purchase price as represented by Common Shares offered under the 2000 Plan must be one hundred percent (100%) of the fair market value of the Common Shares (in the case of incentive stock options), twenty five percent (25%) of the fair market value of the Common Shares at the time the option is granted (in the case of nonqualified options), or such higher purchase price as may be determined by the Committee or the Board at the time of grant; provided, however, if an incentive stock option is granted to an individual who would, immediately before the grant, directly or indirectly own more than ten percent (10%) of the total combined voting power of all classes of stock of NSC, the purchase price of the shares of the Common Shares covered by such incentive stock option may not be less than one hundred ten percent (110%) of the fair market value of such shares on the day the incentive stock option is gra nted. As the price of the Common Shares is currently quoted on the NASD Electronic Bulletin Board, the fair market value of the Common Shares underlying options granted under the 2000 Plan shall be the last closing sales price of the Common Shares on the day the options are granted. If there is no market price for the Common Shares, then the Board and the Committee may, after taking all relevant facts into consideration, determine the fair market value of the Common Shares.

Exercise of Options

             Options are exercisable in whole or in part as provided under the terms of the grant, but in no event shall an option be exercisable after the expiration of ten years from the date of grant. Except in case of disability or death, no option shall be exercisable after an optionee ceases to be an employee of NSC, provided that the Committee shall have the right to extend the right to exercise for a specified period, generally three months, following the date of termination of an optionee’s employment. If an optionee’s employment is terminated by reason of disability, the Committee or the Board may extend the exercise period for a specified period, generally one year, following the date of termination of the optionee’s employment. If an optionee dies while in the employ of NSC and the optionee has not fully exercised his options, the options may be exercised in whole or in part at any time with in one year after the optionee’s death by the executors or administrators of the optionee’s estate or by any person or persons who acquired the option directly from the optionee by bequest or inheritance.

             In the event of the death of an employee or consultant while in the employ of NSC, the Committee or the Board is authorized to accelerate the exercisability of all outstanding options under the 2000 Plan.

             Under the 2000 Plan, an individual may be granted one or more options, provided that the aggregate fair market value (determined at the time the option is granted) of the shares covered by incentive options which may be exercisable for the first time during any calendar year shall not exceed $100,000.

Acceleration and Exercise upon Change of Control

             Any option granted under the 2000 Plan which provides for either (a) an incremental vesting period whereby such option may only be exercised in installments as each such incremental vesting period is satisfied or (b) a delayed vesting period whereby such option may only be exercised after the lapse of a specified period of time, such vesting period shall be accelerated upon the occurrence of a “Change in Control” of NSC (as that term is defined in the 2000 Plan) so that such option shall become exercisable immediately in part or in its entirety by the optionee, as such optionee shall elect subject to the condition that no option shall be exercisable after the expiration of ten years from the date it is granted.

Payment for Option Shares

             Options may be exercised by the delivery of written notice to NSC at its principal office setting forth the number of shares with respect to which the option is to be exercised, together with cash or certified check payable to the order of NSC for an amount equal to the option price of such shares. No Common Shares subject to options granted under the 2000 Plan may be issued upon exercise of such options until full payment has been made of any amount due. A certificate or certificates representing the number of shares purchased will be delivered by NSC as soon as practicable after payment is received. The Board or Committee may, in its discretion, permit the holder of an option to pay all or a portion of the exercise price by a simultaneous sale of the Common Shares to be issued pursuant to such exercise pursuant to a brokerage or similar arrangement.

Termination of the 2000 Plan

             The 2000 Plan will terminate on December 1, 2010, unless sooner terminated by the Board. Any option outstanding under the 2000 Plan at the time of termination shall remain in effect until the option shall have been exercised or shall have expired.

Amendment of the 2000 Plan

             The Board may at any time modify or amend the 2000 Plan without obtaining the approval of the shareholders of NSC in such respects as it shall deem advisable to comply with Section 422 of the Code or Securities Exchange Act Rule 16b-3 or in any other respect.

Transferability of Options

             Except as may be agreed upon by the Board or Committee, options granted under the 2000 Plan shall be exercisable only by the optionee during his lifetime and shall not be assignable or transferable other than and by will or the laws of descent and distribution.

Vote Required

             The affirmative vote of the holders of a majority of the Common Shares present in person or by proxy at the Meeting is necessary to approve the 2000 Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR NSC’S PROPOSAL TO APPROVE THE NATIONAL SCIENTIFIC CORPORATION 2000 STOCK COMPENSATION PLAN

             The members of the Board are interested in the approval of the 2000 Plan because members of the Board are eligible to receive options under the 2000 Plan. Additionally, NSC notes that Mr. Grollman and Mr. Carr have received grants of options under the 2000 Plan. See “Management.”

PROPOSAL 3 — AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES

Description of the Proposal

             On December 1, 2000, the Board approved, subject to the consideration and approval of the shareholders of NSC, a proposed amendment to NSC’s Articles of Incorporation to increase the authorized capital stock of NSC by increasing the number of Common Shares available for issuance from 80,000,000 to 120,000,000. The number of shares of Preferred Stock available for issuance shall remain at 4,000,000 shares.

Rationale for the Proposal

             The proposal to increase NSC’s authorized Common Shares is intended to ensure that NSC has sufficient Common Shares that could be used in connection with mergers and acquisitions and to raise additional capital, which could include public offerings or private placements of Common Shares or securities convertible into Common Shares and to ensure that NSC has sufficient Common Shares to provide additional authorized shares that could be issued in connection with the exercise of stock options or possible future stock splits or stock dividends.

             While the Board believes it to be important that NSC have the flexibility that would be provided by having available additional authorized Common Shares, NSC does not now have any commitments, arrangements or understandings which would require the issuance of such additional Common Shares other than the shares reserved for issuance pursuant to outstanding options and warrants. The availability of additional authorized Common Shares would simply permit the Board to respond in a timely manner to future opportunities and business needs of NSC as they may arise and would avoid the possible necessity and expense of a special meeting of shareholders to increase the authorized Common Shares.

             If the authorized Common Shares are increased as proposed, the authorized Common Shares would be available for issuance from time to time upon such terms and for such purposes as the Board may deem advisable without further action by the shareholders of NSC except as may be required by law or the rules of any stock exchange on which the Common Shares may be listed. Such an issuance may decrease or increase the book value per Common Share presently issued and outstanding, depending upon whether the consideration paid for such newly issued shares is less or more than the book value per Common Share prior to such issuance. The issuance of additional Common Shares could dilute the voting power and equity of the holders of outstanding Common Shares and may have the effect of discouraging attempts by a person or group to take control of NSC.

Vote Required

             Adoption of the proposal to amend NSC’s Articles of Incorporation to increase the number of authorized Common Shares requires the affirmative vote of the holders of two-thirds (2/3) of the Common Shares outstanding on the Record Date. If approved by the shareholders, such amendment will become effective on the filing with the Secretary of State of Texas of the Articles of Amendment of Articles of Incorporation in the form of Exhibit B attached hereto.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR NSC’S PROPOSAL TO AMEND NSC’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES FROM 80,000,000 TO 120,000,000.

PROPOSAL 4 – AMENDMENT TO ARTICLES OF INCORPORATION TO PROVIDE THAT ANY ACTION REQUIRED UNDER THE TEXAS BUSINESS CORPORATION ACT TO BE AUTHORIZED BY THE AFFIRMATIVE VOTE OF THE HOLDERS OF ANY SPECIFIED PORTION OF THE SHARES OF NSC WILL REQUIRE THE APPROVAL OF A MAJORITY OF THE SHARES OF NSC ENTITLED TO VOTE ON THAT MATTER

Description of the Proposal

             On December 14, 2000, the Board approved, subject to the consideration and approval of the shareholders of NSC, a proposed amendment to NSC’s Articles of Incorporation to provide that any action required under the provisions of the Texas Business Corporation Act to be authorized by the affirmative vote of the holders of any specified portion of the shares of NSC will require the approval of a majority of the shares of NSC entitled to vote on that matter.

Rationale for the Proposal

             In addition to increasing the number of authorized Common Shares, the approval of the proposed amendments to NSC’s Articles of Incorporation would have the affect of reducing the number of Common Shares required to approve (i) any amendment to or restatement of NSC’s Articles of Incorporation; (ii) any merger, consolidation, share exchange or plan therefor; (iii) any sale, lease, exchange or other disposition of all, or substantially all, of the property or assets of NSC; or (iv) the dissolution of NSC, from two-thirds (2/3) of the outstanding Common Shares to a majority of the outstanding Common Shares. The members of the Board believe that this change is desirable and in the interest of NSC because it will facilitate NSC’s ability to obtain shareholder approval of the foregoing types of transactions. The members of the Board note, however, that proposed changes may also have the effect of reducing the influence of minority shareholders in approving the foregoing types of transactions. This amendment will be affected by the addition of a new Article 9 to NSC’s Articles of Incorporation, the complete text of which can be found in the proposed Articles of Amendment to Articles of Incorporation in the form of Exhibit C attached hereto.

Vote Required

             Adoption of the proposal to amend NSC’s Articles of Incorporation as described above under “Proposal 4 – Description of the Proposal” requires the affirmative vote of the holders of two-thirds (2/3) of the Common Shares outstanding on the Record Date. If approved by the shareholders, such amendment will become effective on the filing with the Secretary of State of Texas of the Articles of Amendment of Articles of Incorporation in the form of Exhibit C attached hereto.

Recommendation

             THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR NSC’S PROPOSAL TO AMEND NSC’S ARTICLES OF INCORPORATION TO PROVIDE THAT ANY ACTION REQUIRED UNDER THE TEXAS BUSINESS CORPORATION ACT TO BE AUTHORIZED BY THE AFFIRMATIVE VOTE OF THE HOLDERS OF ANY SPECIFIED PORTION OF THE SHARES OF NSC WILL REQUIRE THE APPROVAL OF A MAJORITY OF THE SHARES OF NSC ENTITLED TO VOTE ON THAT MATTER.

CERTAIN TRANSACTIONS

             During fiscal 2000, NSC loaned Lou L. Ross, Chairman, $200,000, for which he signed a ten percent (10%) note payable to NSC, with a due date of December 1, 2000. As of September 30, 2000, NSC had recorded interest income and accrued interest receivable of $9,275. NSC has extended the term of the note with Mr. Ross to December 1, 2001.

             In September 1999, Mr. Ross purchased from NSC 1,580,040 shares of restricted Common Stock in exchange for 840,000 free trading shares of Common Stock. In connection with this transaction, NSC agreed to pay to Mr. Ross 4% of NSC’s gross revenues.

INDEPENDENT PUBLIC ACCOUNTANTS

             NSC has not yet selected independent public accountants for the ensuing year because it has determined to wait until later in the fiscal year to do so. Hurley & Company served as NSC’s independent public accountants for fiscal 2000. Representatives of Hurley & Company are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

PROPOSALS FOR NEXT ANNUAL MEETING

             Any proposal by a shareholder to be presented at the next annual meeting must be received at NSC’s principal offices, 4455 East Camelback Road, E-160, Phoenix, Arizona 85018 not later than October 31, 2001.

By Order of the Board of Directors
Sam H. Carr, Secretary

Dated January 8, 2001

REQUESTS FOR FORM 10-KSB

UPON WRITTEN REQUEST, NATIONAL SCIENTIFIC CORPORATION WILL FURNISH, WITHOUT CHARGE TO PERSONS SOLICITED BY THIS PROXY STATEMENT, A COPY OF OUR REPORT ON FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2000. REQUESTS SHOULD BE ADDRESSED TO: NATIONAL SCIENTIFIC CORPORATION, 4455 EAST CAMELBACK ROAD, E-160, PHOENIX, ARIZONA 85018, ATTENTION: SAM H. CARR.

EXHIBIT A

NATIONAL SCIENTIFIC CORPORATION
2000 STOCK OPTION PLAN

             Section 1. Purpose of Plan. The purpose of the National Scientific Corporation 2000 Stock Option Plan (the “Plan”) shall be to provide for the grant to employees, officers, directors, and consultants of the Company options to acquire Stock of the Company.

             Section 2. Definitions. Unless the context clearly indicates otherwise, the following terms, when used in the Plan, shall have the meanings set forth in this section.

             (a)   “Board” shall mean the Board of Directors of the Company.

             (b)   “Cause” shall mean (i) Grantee’s willful, material and irreparable breach of any agreement that governs the terms and conditions of his or her employment; (ii) Grantee’s gross negligence or gross incompetence in the performance or intentional nonperformance (continuing for ten days after receipt of written notice of such negligence) of any of Grantee’s material duties and responsibilities; (iii) Grantee’s dishonesty, fraud or misconduct with respect to the business or affairs of the Company or any Subsidiary; (iv) Grantee’s conviction of a felony; or (v) chronic alcohol abuse or illegal drug abuse by Grantee.

             (c)   A “Change in Control” of the Company shall occur when: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30 percent or more of the combined voting power of the Company’s then outstanding securities; (ii) as a result of, or in connection with, any tender offer or exchange offer, merger, or other business combination (a “Transaction”), the persons who were Directors of the Company immediately before the Transaction shall cease to constitute a majority of the Board or any successor to the Company; (iii) the Company is merged or consolidated with another corporation and as a result of the merger or consolidation less than 75 percent of the outstanding voti ng securities of the surviving or resulting corporation shall then be owned in the aggregate by the former shareholders of the Company; (iv) a tender offer or exchange offer is made and consummated for the ownership of securities of the Company representing 50 percent or more of the combined voting power of the Company’s then outstanding voting securities; or (v) the Company transfers substantially all of its assets to another corporation which is not controlled by the Company.

             (d)   “Code” shall mean the Internal Revenue Code of 1986 as it may be amended from time to time.

             (e)   “Committee” shall mean the Board or, in the discretion of the Board, any Committee of two or more Directors that may be designated by the Board to administer the Plan, all of which Committee’s members shall be Nonemployee Directors. Additionally, if any Options are intended to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, all members of the Committee granting such Options shall be “outside directors” within the meaning of that Code section.

             (f)   “Company” shall mean National Scientific Corporation, a Texas corporation.

             (g)   “Consultant” shall mean any person who is engaged to perform services for the Company or its Subsidiaries, other than as an Employee or Director.

             (h)   “Control Person” shall mean any person who, as of the date of grant of an Option, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent of the total combined voting power or value of all classes of stock of the Company or of any Parent or Subsidiary.

             (i)   “Director” shall mean any member of the Board.

             (j)   “Employee” shall mean any full-time employee of the Company or any Subsidiary (including Directors who are otherwise employed on a full-time basis by the Company or any Subsidiary).

             (k)   “Exchange Act” shall mean the Securities Exchange Act of 1934 as it may be amended from time to time.

             (l)   “Fair Market Value” of the Stock on a given date shall be based upon: (i) if the Stock is listed on a national securities exchange or quoted in an interdealer quotation system, the last sales price or, if such price is unavailable, the average of the closing bid and asked prices per share of the Stock on such date (or, if there was no trading or quotation in the Stock on such date, on the next preceding date on which there was trading or quotation)

as provided by one of such organizations; or (ii) if the Stock is not listed on a national securities exchange or quoted in an interdealer quotation system, the value as determined by the Board in good faith in its sole discretion.

             (m)   “Grantee” shall mean a person granted an Option under the Plan.

             (n)   “ISO” shall mean an Option granted pursuant to the Plan to purchase shares of the Stock and intended to qualify as an incentive stock option under Section 422 of the Code, as now or hereafter constituted.

             (o)   “1933 Act” shall mean the Securities Act of 1933, as it may be amended from time to time.

             (p)   “Nonemployee Director” shall mean a Director who is a “nonemployee director” within the meaning of Rule 16b-3 under the Exchange Act and an “outside director” within the meaning of Section 162(m) of the Code:

             (q)   “NQSO” shall mean an Option granted pursuant to the Plan to purchase shares of the Stock that is not an ISO.

             (r)   “Option” or “Options” shall refer to one or more NQSOs and ISOs issued under and subject to the Plan.

             (s)   “Parent” shall mean any parent corporation as defined in Section 424 of the Code.

             (t)   “Plan” shall mean the National Scientific Corporation 2000 Stock Option Plan as set forth herein and as amended from time to time.

             (u)   “SEC” means the United States Securities and Exchange Commission.

             (v)   “Stock” shall mean shares of the common stock, par value $.01 per share, of the Company.

             (w)   “Subsidiary” shall mean any corporation with respect to which the Company owns, directly or indirectly, 50 percent or more of the total combined voting power of all classes of stock of such corporation.

             Section 3. Shares of Stock Subject to the Plan. Subject to the provisions of Section 11 hereof, the total amount of Stock with respect to which Options may be granted under the Plan shall not exceed the greater of (i) 7,000,000 shares (subject to adjustment pursuant to Section 11 hereof) and (ii)15 percent of the total number of shares of Stock outstanding from time to time at the time of grant of any Option hereunder. Notwithstanding the foregoing, the total amount of Stock with respect to which ISOs may be granted under the Plan shall not exceed 3,500,000 shares. Moreover, the total amount of Stock with respect to which Options may be granted under the Plan to any Grantee during the term of the Plan shall not exceed 3,000,000 shares. Stock issuable under the Plan may be authorized but unissued shares or reacquired shares of Stock. If, prior to exercise, any Options are forfeited, lapse, or termin ate for any reason, the Stock covered thereby shall again be available for Option grants under the Plan.

             Section 4. Administration of the Plan. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have the authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to determine the terms and provisions of stock option agreements thereunder, and to make all other determinations necessary or advisable for the administration of the Plan. Any controversy or claim arising out of or related to the Plan or the Options granted thereunder shall be determined unilaterally by, and at the sole discretion of, the Committee. To the extent necessary to comply with Rule 16b-3 under the Exchange Act, determinations concerning Options granted to any person who is a Director or officer or otherwise subject to Section 16 of the Exchange Act shall be made by the Committee.

             Section 5. Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Company or any subsidiary, the Company’s independent certified public accountants or any executive compensation consultant, legal counsel or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on its behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination o r interpretation.

             Section 6. Types of Options. Options granted under the Plan may be of two types: ISOs or NQSOs. The Committee shall have the authority and discretion to grant to an eligible Employee either ISOs, NQSOs, or both but shall clearly designate the nature of each Option at the time of grant. Grantees who are not Employees of the Company or a Subsidiary on the date an Option is granted shall receive only NQSOs.

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             Section 7. Grants of Options to Nonemployee Directors.

             (a)   Nonemployee Directors of the Company shall be eligible to receive Options under the Plan only pursuant to the provisions of this Section 7. Each individual who agrees to become a Nonemployee Director shall receive, without the exercise of the discretion of any person, an NQSO under the Plan relating to the purchase of 5,000 shares of Stock on the date that the Nonemployee Director’s service as a director commences. In addition, on the date of each annual meeting of the shareholders, each person who is a continuing Nonemployee Director on any such date shall receive, without the exercise of discretion of any person, an NQSO under the Plan relating to the purchase of 5,000 shares of Stock. In the event that there are not sufficient shares available under the Plan to allow for the grant to each Nonemployee Director of an NQSO for the number of shares provided herein, each Nonemploye e Director shall receive an NQSO for his pro rata share of the total number of shares of Stock available under the Plan.

             (b)   The exercise price of each share of Stock subject to an Option granted a Nonemployee Director shall equal the Fair Market Value of a share of Stock on the date such Option is granted.

             (c)   Each Option granted to a Nonemployee Director shall become exercisable six (6) months from, and shall have a term of ten (10) years from, the date of the Option grant. Notwithstanding the exercise period of any Option granted to a Nonemployee Director, all such Options shall immediately become exercisable upon (1) the death of a Nonemployee Director while serving as such or (2) a Change in Control.

             Section 8. Grants of Options to Employees and Consultants.

             (a)   Employees and Consultants of the Company and its Subsidiaries shall be eligible to receive Options under the Plan. Consultants of the Company shall receive only NQSOs.

             (b)   The exercise price per share of Stock subject to an Option granted to an Employee or Consultant shall be determined by the Committee; provided, however, that the exercise price of each share subject to an ISO shall be not less than 100 percent of the Fair Market Value of a share of the Stock on the date such Option is granted, or, in the case of an ISO granted to a Control Person, not less than 110 percent of such Fair Market Value, and the exercise price of each share subject to an NQSO shall be not less than 25 percent of the Fair Market Value of a share of the Stock on the date such Option is granted.

             (c)   The term of each Option granted to an Employee or Consultant shall be determined by the Committee, provided that no ISO shall be exercisable more than ten years from the date of grant of the Option and further provided that no ISO granted to a Control Person shall be exercisable more than five years from the date of grant of the Option.

             (d)   The Committee shall determine and designate from time to time Employees or Consultants who are to be granted Options, the nature of each Option granted and the number of shares of Stock subject to each such Option.

             (e)   Notwithstanding any other provisions hereof, the aggregate Fair Market Value (determined at the time the ISO is granted) of the Stock with respect to which ISOs are exercisable for the first time by any Employee during any calendar year under all plans of the Company and any Parent or Subsidiary corporation shall not exceed $100,000. To the extent the limitation set forth in the preceding sentence is exceeded, the Options with respect to such excess shall be treated as NQSOs.

             (f)   The Committee, in its sole discretion, shall determine whether any Option granted to an Employee or Consultant shall become exercisable in one or more installments and shall specify the installment dates. The Committee may also make such other provisions, not inconsistent with the terms of the Plan, as it may deem desirable, including such provisions as it may deem necessary to qualify any ISO under the provisions of Section 422 of the Code. Without limitation of the foregoing, the Committee may, in its discretion, provide that Options shall immediately become exercisable upon (i) the death of an Employee or Consultant while in the employ of the Company or any Subsidiary or (ii) a Change in Control.

             (g)   The Committee may, at any time, grant new or additional options to any eligible Employee or Consultant who has previously received Options under the Plan or options under other plans, whether such prior Options or other options are still outstanding, have been exercised previously in whole or in part, or have been canceled. The exercise price of such new or additional Options may be established by the Committee, subject to Section 8(b) hereof, without regard to such previously granted Options or other options.

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             Section 9. Exercise of Options.

             (a)   A Grantee shall exercise an Option by delivery of written notice to the Company setting forth the number of shares with respect to which the Option is to be exercised, together with cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the Option price of such shares and any income tax required to be withheld. The Committee may, in its sole discretion, permit a Grantee to pay all or a portion of the exercise price by a simultaneous sale of the shares of Stock to be issued pursuant to such exercise pursuant to a brokerage or similar arrangement.

             (b)   Except as provided pursuant to Section 10(a) hereof, no Option granted to an Employee or Consultant shall be exercised unless at the time of such exercise the Grantee is then an Employee or Consultant of the Company or a Subsidiary.

             (c)   Except as provided in Section 10(a) hereof, no Option granted to a Nonemployee Director shall be exercised unless at the time of such exercise the Grantee is then a Nonemployee Director.

             (d)   Before the Company issues Stock to a Grantee pursuant to the exercise of an NQSO, the Company shall have the right to require that the Grantee make such provision, or furnish the Company such authorization, necessary or desirable so that the Company may satisfy its obligation under applicable income tax laws to withhold income or other taxes due upon or incident to such exercise.

             Section 10. Exercise of Options Upon Termination.

             (a)   Subject to Section 10(c) hereof, upon the termination of a Grantee’s relationship with the Company and its Subsidiaries, the period during which such Grantee may exercise any outstanding exercisable installments of his Options that were exercisable at the date of termination of his relationship with the Company shall not exceed (i) if such termination is due to death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), one year from the date of such termination, and (ii) in all other cases, three months (six months for Nonemployee Directors) from the date of such termination, provided, however, that in no event shall the period extend beyond the expiration of the Option term. Notwithstanding the foregoing, all Options shall immediately terminate upon a termination of a Grantee’s employment if the Committee determines, in its sole discretion , that such termination is for Cause.

             (b)   In no event shall any Option be exercisable for more than the maximum number of shares that the Grantee was entitled to purchase at the date of termination of the relationship with the Company and its Subsidiaries.

             (c)   The Committee may, in its discretion, extend the period of exercisability set forth in clauses (i) and (ii) in paragraph (a) above; provided, however, that such period may not be extended for Options granted to Nonemployee Directors or for ISOs.

             (d)   Subject to Section 10(b) hereof, the sale of any Subsidiary shall be treated as a termination of employment with respect to any Grantee employed by such Subsidiary.

             (e)   Subject to the foregoing, in the event of a Grantee’s death, Options may be exercised by the Grantee’s legal representative.

             Section 11. Adjustment Upon Changes in Capitalization. If the Company shall effect a subdivision or consolidation of shares or other increase or reduction of shares of Stock outstanding without receiving compensation therefor in money, services or property, or any other change in corporate capital structure shall occur, then (a) the number of shares subject to outstanding Options shall be proportionately adjusted (without a change in the total price applicable to any such Option, but with a corresponding adjustment in the price per share), and (b) the number of shares available for issuance under Section 3 and Section 8(a) shall be proportionately adjusted.

             Section 12. Restrictions on Issuing Shares. No Stock shall be issued or transferred under the Plan unless and until all applicable legal requirements have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Option on the Grantee’s undertaking in writing to comply with such restrictions on any subsequent disposition of the shares of Stock issued or transferred thereunder as the Committee shall deem necessary or advisable as a result of any applicable law, regulation, official interpretation thereof, or underwriting agreement, and certificates representing such shares may be legended to reflect any such restrictions.

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             Section 13. Option Agreements; Miscellaneous Terms.

             (a)   Each Option shall be evidenced by a written agreement containing such terms and conditions, not inconsistent with the Plan, as the Committee shall approve. The terms and provisions of such agreements may vary among Grantees and among different Options granted to the same Grantee.

             (b)   The grant of an Option in any year shall not give the Grantee any right to similar grants in future years, any right to continue such Grantee’s employment relationship with the Company or its Subsidiaries, or, until such Option is exercised and share certificates are issued, any rights as a Stockholder of the Company. All Grantees shall remain subject to discharge to the same extent as if the Plan were not in effect.

             (c)   No Grantee, and no beneficiary or other persons claiming under or through the Grantee, shall have any right, title, or interest by reason of any Option to any particular assets of the Company or its Subsidiaries or any shares of Stock allocated or reserved for the purposes of the Plan or subject to any Option except as set forth herein. The Company shall not be required to establish any fund or make any other segregation of assets to assure the payment of any Option.

             (d)   No Option may be transferred, assigned, pledged, encumbered, or charged, except by will or the laws of descent and distribution, and an Option shall be exercisable during the Grantee’s lifetime only by the Grantee.

             (e)   The issuance of shares of Stock to Grantees or to their legal representatives shall be subject to any applicable taxes and other laws or regulations of the United States or of any state having jurisdiction thereof.

             Section 14. Amendment and Termination. The Board may, at any time, alter, amend, suspend, discontinue, or terminate the Plan; provided, however, that no such action shall adversely affect the rights of Grantees to Options previously granted hereunder and provided further that any stockholder approval necessary or desirable in order to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or other applicable law or regulation) shall be obtained in the manner required therein.

             Section 15. Compliance With Section 16(b). In the case of recipients of Options under the Plan who are or may be subject to Section 16 of the Exchange Act, it is the intent of the Company that the Plan and any Option granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3 under the Exchange Act, so that such persons will be entitled to the benefits of Rule 16b-3 under the Exchange Act or other exemptive rules under Section 16 of the Exchange Act and will not be subject to liability thereunder. If any provision of the Plan or any award of Options would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to recipi ents who are or may be subject Section 16 of the Exchange Act.

             Section 16. Compliance with Code Section 162(m). It is the intent of the Company that the Options awarded pursuant to the Plan shall constitute “qualified performance-based compensation” within the meaning of the Code Section 162(m). Accordingly, if any provision of the Plan or any award agreement relating to such Options does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the performance objectives.

             Section 17. Market Standoff. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the 1933 Act, the Grantee may not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to exchange in any of the foregoing transactions with respect to any shares of Stock acquired upon exercise of an Option granted hereunder without the prior written consent of the Company and its underwriters. Such restriction (the “Market Standoff”) shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Company or its underwriters. The Grantee shall be required to execute such agreements as the Company or its underwriters request in c onnection with the Market Standoff.

             Section 18. Effective Date of Plan. The Plan shall be effective upon its adoption by the Board. The Plan must be approved by the Company’ s shareholders within twelve (12) months of its establishment. No ISO may be granted more than ten years after the Plan is approved by the Board or the Company’s shareholders, whichever is earlier.

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EXHIBIT B

ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
NATIONAL SCIENTIFIC CORPORATION

             Pursuant to the Provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned Corporation adopts the following Articles of Amendment to its Articles of Incorporation.

ARTICLE ONE

             The name of the Corporation is National Scientific Corporation (the “Corporation”).

ARTICLE TWO

             The following amendment to the Articles of Incorporation was adopted by the Board of Directors and the Shareholders of the Corporation on ________________.

             This amendment alters Article Six of the Amended Articles of Incorporation, which shall read as follows:

ARTICLE SIX

             The aggregate number of shares of stock that the Corporation is authorized to issue is 124,000,000 shares, consisting of 120,000,000 shares of Common Stock having a par value of $.01 per share and 4,000,000 shares of Preferred Stock having a par value of $.10 per share.

ARTICLE THREE

             The number of shares of the Corporation outstanding at the time of such adoption was _________________, and the number of shares entitled to vote thereon was ________________.

ARTICLE FOUR

             The number of shares of the Corporation that voted for the amendment contained herein was ___________, and the number of shares of the Corporation that voted against the amendment contained herein was ___________.

ARTICLE FIVE

             The amendment contained herein does not provide for a reclassification of issued shares, nor is there a change in the stated capital of the Corporation .

             DATED this ____ day of _________________, 2000.

National Scientific Corporation
By:

Lou L. Ross, President

EXHIBIT C

ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
NATIONAL SCIENTIFIC CORPORATION

             Pursuant to the Provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned Corporation adopts the following Articles of Amendment to its Articles of Incorporation.

ARTICLE ONE

             The name of the Corporation is National Scientific Corporation (the “Corporation”).

ARTICLE TWO

             The following amendment to the Articles of Incorporation was adopted by the Board of Directors and the Shareholders of the Corporation on ____________________.

             This amendment adds Article Nine to the Amended Articles of Incorporation, which shall read as follows:

ARTICLE NINE

               Any action that under the provisions of the Texas Business Corporation Act would, but for this Article Nine, be required to be authorized by the affirmative vote of the holders of any specified portion of the shares of the Corporation will require the approval of the holders of a majority of the shares of the Corporation entitled to vote on that matter.

ARTICLE THREE

             The number of shares of the Corporation outstanding at the time of such adoption was _________________, and the number of shares entitled to vote thereon was ________________.

ARTICLE FOUR

             The number of shares of the Corporation that voted for the amendment contained herein was ___________, and the number of shares of the Corporation that voted against the amendment contained herein was ___________.

ARTICLE FIVE

             The amendment contained herein does not provide for a reclassification of issued shares, nor is there a change in the stated capital of the Corporation .

             DATED this ____ day of _________________, 2000.

National Scientific Corporation
By:

Lou L. Ross, President

NATIONAL SCIENTIFIC CORPORATION

ANNUAL MEETING OF STOCKHOLDERS
FEBRUARY 14, 2001

             The undersigned hereby appoints Lou L. Ross and Sam H. Carr, or either of them, with power of substitution, as proxies to vote all stock of National Scientific Corporation (the “Company”) owned by the undersigned at the Annual Meeting of Stockholders to be held at Wells Fargo Conference Center, 100 W. Washington, Phoenix, Arizona 85003 at 10:00 a.m. on February 14, 2001, and any adjournment thereof, on the following matters as indicated below and such other business as may properly come before the meeting.

1.	[ ] [ ]	FOR the election as director of all nominees listed below (except as marked to the contrary below). WITHHOLD AUTHORITY to vote for all nominees listed below. Lou L. Ross, Richard C. Kim, Michael A. Grollman, Sam H. Carr, and Charles E. Martin.	3.	[ ] FOR [ ] AGAINST [ ] ABSTAIN Proposal to approve an amendment to the Articles of Incorporation to increase the number of authorized shares of common stock. [ ] FOR [ ] AGAINST [ ] ABSTAIN
			4.	Proposal to approve an amendment to the Articles of
		INSTRUCTION: To withhold authority to vote for individual nominees, write their names in the space provided below.		Incorporation to provide that any action required under the provisions of the Texas Business Corporation Act to be authorized by the affirmative vote of the holders of any specified portion of the shares of the Company will require the approval of a majority of the shares of the Company entitled to vote on that matter.
		[ ] FOR [ ] AGAINST [ ] ABSTAIN		[ ] FOR [ ] AGAINST [ ] ABSTAIN

2.		Proposal to approve the Company’s Amended and Restated 2000 Stock Option Plan.	5.	To transact such other business as may properly come before the meeting or any adjournments thereof.

THIS PROXY MUST BE DATED AND SIGNED ON THE REVERSE SIDE

This Proxy is solicited on behalf of the Company’s Board of Directors.

             This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR all nominees as directors, and FOR the proposal to approve the Company’s Amended and Restated 2000 Stock Option Plan, FOR the proposal to approve an amendment to the Articles of Incorporation to increase the number of authorized shares of common stock, and FOR the proposal to approve an amendment to the Articles of Incorporation to provide that any action required under the provisions of the Texas Business Corporation Act to be authorized by the affirmative vote of the holders of any specified portion of the shares of the Company will require the approval of a majority of the shares of the Company entitled to vote on that matter.

             Please sign exactly as your name appears on this Proxy Card. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED: __________________, 2001

Signature of Stockholder

Signature if held jointly

PLEASE mark, sign, date and return the Proxy Card promptly using the enclosed envelope.